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EXHIBIT 32.1

                 CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
       CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
             PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the annual report on Form 10-KSB of ConectiSys Corporation (the "Company") for the fiscal year ended September 30, 2005 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      Dated: January 24, 2006             By:  /S/ ROBERT A. SPIGNO
                                              -----------------------------
                                              Robert A. Spigno
                                              Chief Executive Officer
                                              (principal executive officer)


      Dated: January 24, 2006             By:  /S/ PATRICIA A. SPIGNO
                                              ------------------------------
                                              Patricia A. Spigno
                                              Acting Chief Financial Officer
                                              (principal financial officer)

    A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.